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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
US Unwired Inc.


     We consent to the use in this Amendment No. 2 to the Registration Statement of Mercury, Inc. on Form S-1 of our report dated March 3, 1994, appearing in the Prospectus, which is part of the Registration Statement.


     We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            SMITH, TURNER & REEVES, APA


January 17, 1997

Jackson, Mississippi